UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2019

LEVI STRAUSS & CO.
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-06631	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LEVI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders
On July 10, 2019, Levi Strauss & Co. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) at Levi’s Plaza, 1155 Battery Street, San Francisco, California 94111. At the Annual Meeting, the Company’s shareholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, as filed with the U.S. Securities and Exchange Commission on June 5, 2019 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Proposal 1. Shareholders elected each of the four nominees for Class III director to serve until the Company’s 2022 Annual Meeting of Shareholders and until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Troy Alstead	3,206,506,294	19,776,869	10,643,903
Charles (“Chip”) V. Bergh	3,206,499,883	19,783,280	10,643,903
Robert A. Eckert	3,202,416,423	23,866,740	10,643,903
Patricia Salas Pineda	3,192,871,054	33,412,109	10,643,903
Proposal 2. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,218,083,678	8,144,741	54,744	10,643,903
Proposal 3. Shareholders indicated, on an advisory basis, a preferred frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers of every one year. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
3,214,468,616	11,676,140	107,290	31,117	10,643,903
Based on these voting results, and the recommendation of the Company’s Board of Directors (the “Board”) included in the Proxy Statement, the Company has determined to hold a shareholder advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on this matter.
Proposal 4. Shareholders ratified the selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 24, 2019. The voting results were as follows:

Votes For	Votes Against	Abstentions
3,236,660,512	140,431	126,123

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	July 15, 2019	By:	/s/ SETH JAFFE
		Name:	Seth Jaffe
		Title:	Executive Vice President and General Counsel